Exhibit 99.3

ENTERGY GULF STATES LOUISIANA, L.L.C.
INCOME STATEMENTS
For the Three and Six Months Ended June 30, 2015 and 2014
(Unaudited)

	Three Months Ended		Six Months Ended
	2015	2014	2015	2014
	(In Thousands)		(In Thousands)
OPERATING REVENUES
Electric	$461,309	$540,606	$923,705	$1,022,028
Natural gas	10,270	13,428	34,651	45,301
TOTAL	471,579	554,034	958,356	1,067,329

OPERATING EXPENSES
Operation and Maintenance:
Fuel, fuel-related expenses, and gas purchased for resale	44,446	88,471	121,160	147,676
Purchased power	183,582	233,207	349,463	452,915
Nuclear refueling outage expenses	5,483	5,332	10,188	10,605
Other operation and maintenance	107,506	95,579	199,453	182,676
Decommissioning	4,345	4,181	8,631	8,302
Taxes other than income taxes	20,680	20,737	43,549	41,746
Depreciation and amortization	39,593	38,732	78,383	76,974
Other regulatory charges (credits) - net	43	(2,555)	2,239	(6,491)
TOTAL	405,678	483,684	813,066	914,403

OPERATING INCOME	65,901	70,350	145,290	152,926

OTHER INCOME
Allowance for equity funds used during construction	1,270	1,695	3,313	3,341
Interest and investment income	9,078	7,436	22,689	17,493
Miscellaneous - net	(1,807)	(3,649)	(2,544)	(5,367)
TOTAL	8,541	5,482	23,458	15,467

INTEREST EXPENSE
Interest expense	21,890	20,292	43,830	40,570
Allowance for borrowed funds used during construction	(759)	(1,160)	(2,026)	(1,921)
TOTAL	21,131	19,132	41,804	38,649

INCOME BEFORE INCOME TAXES	53,311	56,700	126,944	129,744

Income taxes	19,348	20,529	39,136	47,101

NET INCOME	33,963	36,171	87,808	82,643

Preferred distribution requirements and other	206	209	412	415

EARNINGS APPLICABLE TO COMMON EQUITY	$33,757	$35,962	$87,396	$82,228

See Notes to Financial Statements.

ENTERGY GULF STATES LOUISIANA, L.L.C.
STATEMENTS OF COMPREHENSIVE INCOME
For the Three and Six Months Ended June 30, 2015 and 2014
(Unaudited)

	Three Months Ended		Six Months Ended
	2015	2014	2015	2014
	(In Thousands)		(In Thousands)

Net Income	$33,963	$36,171	$87,808	$82,643
Other comprehensive income
Pension and other postretirement liabilities
(net of tax expense of $274, $85, $563, and $186)	438	137	860	259
Other comprehensive income	438	137	860	259
Comprehensive Income	$34,401	$36,308	$88,668	$82,902

See Notes to Financial Statements.

ENTERGY GULF STATES LOUISIANA, L.L.C.
STATEMENTS OF CASH FLOWS
For the Six Months Ended June 30, 2015 and 2014
(Unaudited)
	2015	2014
	(In Thousands)
OPERATING ACTIVITIES
Net income	$87,808	$82,643
Adjustments to reconcile net income to net cash flow provided by operating activities:
Depreciation, amortization, and decommissioning, including nuclear fuel amortization	108,295	116,122
Deferred income taxes, investment tax credits, and non-current taxes accrued	15,937	45,579
Changes in working capital:
Receivables	(39,416)	(59,914)
Fuel inventory	(7,955)	2,003
Accounts payable	22,846	51,357
Prepaid taxes and taxes accrued	45,262	23,211
Interest accrued	(1,049)	(1,001)
Deferred fuel costs	(2,420)	(16,332)
Other working capital accounts	(26,805)	(3,992)
Changes in provisions for estimated losses	(1,626)	(3,335)
Changes in other regulatory assets	19,147	4,671
Changes in pension and other postretirement liabilities	(8,035)	(6,130)
Other	(10,442)	(19,417)
Net cash flow provided by operating activities	201,547	215,465

INVESTING ACTIVITIES
Construction expenditures	(159,500)	(125,851)
Allowance for equity funds used during construction	3,313	3,341
Nuclear fuel purchases	(97,985)	(20,821)
Proceeds from the sale of nuclear fuel	—	54,642
Payment to storm reserve escrow account	(42)	(7)
Increase in investments	(32,300)	—
Proceeds from nuclear decommissioning trust fund sales	53,358	75,419
Investment in nuclear decommissioning trust funds	(62,290)	(82,861)
Changes in money pool receivable - net	(4,064)	(10,876)
Net cash flow used in investing activities	(299,510)	(107,014)

FINANCING ACTIVITIES
Changes in credit borrowings - net	32,900	(14,800)
Distributions paid:
Common equity	—	(77,845)
Preferred membership interests	(412)	(412)
Other	(12,902)	16,052
Net cash flow provided by (used in) financing activities	19,586	(77,005)

Net increase (decrease) in cash and cash equivalents	(78,377)	31,446
Cash and cash equivalents at beginning of period	162,963	15,581
Cash and cash equivalents at end of period	$84,586	$47,027

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for:
Interest - net of amount capitalized	$43,439	$40,141
Income taxes	$5,537	$5,700

See Notes to Financial Statements.

ENTERGY GULF STATES LOUISIANA, L.L.C.
BALANCE SHEETS
ASSETS
June 30, 2015 and December 31, 2014
(Unaudited)
	2015	2014
	(In Thousands)
CURRENT ASSETS
Cash and cash equivalents:
Cash	$7,289	$53,394
Temporary cash investments	77,297	109,569
Total cash and cash equivalents	84,586	162,963
Accounts receivable:
Customer	74,073	67,006
Allowance for doubtful accounts	(1,575)	(625)
Associated companies	101,147	86,966
Other	29,930	18,379
Accrued unbilled revenues	65,710	54,079
Total accounts receivable	269,285	225,805
Fuel inventory - at average cost	24,162	16,207
Materials and supplies - at average cost	119,814	121,237
Deferred nuclear refueling outage costs	35,787	7,416
Prepaid taxes	—	24,058
Prepayments and other	61,654	21,064
TOTAL	595,288	578,750

OTHER PROPERTY AND INVESTMENTS
Investment in affiliate preferred membership interests	355,906	355,906
Decommissioning trust funds	644,587	637,744
Non-utility property - at cost (less accumulated depreciation)	199,047	193,407
Storm reserve escrow account	90,103	90,061
Other	15,640	14,887
TOTAL	1,305,283	1,292,005

UTILITY PLANT
Electric	7,719,556	7,600,730
Natural gas	152,514	148,586
Construction work in progress	135,769	127,436
Nuclear fuel	210,467	131,901
TOTAL UTILITY PLANT	8,218,306	8,008,653
Less - accumulated depreciation and amortization	4,229,138	4,176,242
UTILITY PLANT - NET	3,989,168	3,832,411

DEFERRED DEBITS AND OTHER ASSETS
Regulatory assets:
Regulatory asset for income taxes - net	160,117	161,714
Other regulatory assets	408,831	426,381
Deferred fuel costs	100,124	100,124
Other	13,283	12,438
TOTAL	682,355	700,657

TOTAL ASSETS	$6,572,094	$6,403,823

See Notes to Financial Statements.

ENTERGY GULF STATES LOUISIANA, L.L.C.
BALANCE SHEETS
LIABILITIES AND EQUITY
June 30, 2015 and December 31, 2014
(Unaudited)
	2015	2014
	(In Thousands)
CURRENT LIABILITIES
Currently maturing long-term debt	$64,855	$31,955
Accounts payable:
Associated companies	106,343	102,933
Other	129,962	108,874
Customer deposits	57,940	56,749
Taxes accrued	21,204	—
Accumulated deferred income taxes	33,668	21,095
Interest accrued	26,026	27,075
Deferred fuel costs	8,160	10,580
Other	51,901	44,517
TOTAL	500,059	403,778

NON-CURRENT LIABILITIES
Accumulated deferred income taxes and taxes accrued	1,602,502	1,601,032
Accumulated deferred investment tax credits	70,861	72,277
Other regulatory liabilities	175,355	176,305
Decommissioning and asset retirement cost liabilities	459,795	446,619
Accumulated provisions	105,359	106,985
Pension and other postretirement liabilities	392,967	401,144
Long-term debt	1,590,986	1,590,862
Long-term payables - associated companies	25,351	26,156
Other	130,055	148,102
TOTAL	4,553,231	4,569,482

Commitments and Contingencies

EQUITY
Preferred membership interests without sinking fund	10,000	10,000
Member's equity	1,561,291	1,473,910
Accumulated other comprehensive loss	(52,487)	(53,347)
TOTAL	1,518,804	1,430,563

TOTAL LIABILITIES AND EQUITY	$6,572,094	$6,403,823

See Notes to Financial Statements.

ENTERGY GULF STATES LOUISIANA, L.L.C.
STATEMENTS OF CHANGES IN EQUITY
For the Six Months Ended June 30, 2015 and 2014
(Unaudited)

		Common Equity
	Preferred Membership Interests	Member's Equity	Accumulated Other Comprehensive Income (Loss)	Total
	(In Thousands)

Balance at December 31, 2013	$10,000	$1,479,179	($28,202)	$1,460,977

Net income	—	82,643	—	82,643
Other comprehensive income	—	—	259	259
Distributions declared on common equity	—	(77,845)	—	(77,845)
Distributions declared on preferred membership interests	—	(415)	—	(415)
Other	—	(18)	—	(18)

Balance at June 30, 2014	$10,000	$1,483,544	($27,943)	$1,465,601

Balance at December 31, 2014	$10,000	$1,473,910	($53,347)	$1,430,563

Net income	—	87,808	—	87,808
Other comprehensive income	—	—	860	860
Distributions declared on preferred membership interests	—	(412)	—	(412)
Other	—	(15)	—	(15)

Balance at June 30, 2015	$10,000	$1,561,291	($52,487)	$1,518,804

See Notes to Financial Statements.